Exhibit 32

    Written Statement of Chief Executive Officer and Chief Financial Officer
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

      Each of the undersigned, the President and Chief Executive Officer and the Executive Vice President and Chief Financial Officer, of Shenandoah Telecommunications Company (the "Company"), hereby certifies that, on the date hereof:

      (1) the quarterly report on Form 10-Q of the Company for the three months ended September 30, 2004 filed on the date hereof with the Securities and Exchange Commission (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                                          /S/ CHRISTOPHER E. FRENCH
                                          -------------------------
                                          Christopher E. French
                                          President and Chief Executive Officer
                                          November 8, 2004


                                          /S/ EARLE A. MACKENZIE
                                          ----------------------
                                          Earle A. MacKenzie
                                          Executive Vice President and
                                          Chief Financial Officer
                                          November 8, 2004

The foregoing certification is being furnished solely pursuant to Rule 13a-14(b) under the Securities Exchange Act of 1934 (the "Exchange Act") and 18 U.S.C.
Section 1350 and is not being filed as part of the Report or as a separate disclosure document. This certification shall not be deemed "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to liability under that section. This certification shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act except to the extent this Exhibit 32 is expressly and specifically incorporated by reference in any such filing.


                                                                              37